                                                                   Exhibit 10.44

                           [GUARDIAN HEALTH LETTERHEAD]


                                   EXCLUSIONS

                        1. AIDS This POLICY does not cover MEDICAL TREATMENT
                                directly or indirectly related to Human
                                Immunodeficiency Virus (HIV) or Acquired
                                Immune Deficiency Syndrome (AIDS) or
                                any syndrome or condition of a similar kind whatever it is called.

                  2. APPLIANCES This POLICY does not cover the provision of
                                surgical or medical appliances, aids or
                                equipment, including spectacles, contact lenses, hearing aids, dentures or dental appliances.

            3. CARE OF THE AGED This POLICY does not cover MEDICAL TREATMENT in any establishment for care of the aged,
                                including the geriatric ward of a HOSPITAL.

     4. CLAIM FORMS AND REPORTS This POLICY does not cover any charges or fees for the completion of claim forms or for medical reports needed on or before applying for insurance under this POLICY or any other insurance cover or enrolment in any insurance scheme.

          5. COSMETIC TREATMENT This POLICY does not cover cosmetic treatment, whether or not for psychological reasons, unless necessary as a result of an accident which happens while YOU are covered by this POLICY.

                   6. DENTISTRY This POLICY does not cover dental, orthodontic and periodontal treatment except SPECIFIED
                                OROSURGICAL PROCEDURES - see definitions.

         7. DRUGS AND DRESSINGS This POLICY does not cover the cost of drugs and dressings prescribed when YOU are receiving MEDICAL TREATMENT as an OUT-PATIENT unless used in the course of chemotherapy or radiotherapy.

              8. GP AND ROUTINE This POLICY does not cover the services of a GP,
                   EXAMINATIONS eye tests, hearing tests or medical
                                examinations of a routine or preventative nature.

           9. HEALTH-HYDROS AND This POLICY does not cover MEDICAL TREATMENT NATURE CURE CLINICS in any health-hydro or nature cure clinic or similar establishment, or occupying private beds in a HOSPITAL attached to one of these establishments.

               10. HOME NURSING This POLICY does not cover MEDICAL TREATMENT
                                CHARGES for home nursing for mental or
                                psychiatric illness or wholly or partly arranged for domestic reasons.

        11. HORMONE REPLACEMENT This POLICY does not cover Hormone Replacement
                        THERAPY Therapy (HRT) unless it follows the removal of
                                both ovaries, when the treatment will be limited to a maximum of two years from the date of removal.

             12. KIDNEY FAILURE This POLICY does not cover supportive treatment for renal failure including dialysis. YOU are covered for dialysis immediately before and after a kidney transplant or in connection with acute secondary failure when the dialysis is part of intensive care.

                           [GUARDIAN HEALTH LETTERHEAD]




                             EXCLUSIONS (continued)


     13. MENTAL AND PSYCHIATRIC This POLICY does not cover MEDICAL TREATMENT as ILLNESS, ALCOHOLISM, DRUG an IN-PATIENT or DAY-PATIENT for mental or
            AND SUBSTANCE ABUSE psychiatric illness and for alcoholism, drug or substance  abuse or addiction or
                                conditions which may be directly attributed to alcoholism or drug or substance abuse or addiction for any period in excess of 28 days per INSURED PERSON in any one POLICY YEAR.

           14. ORGAN TRANSPLANT This POLICY does not cover any amount in EXCESS of Pound 50,000 for each INSURED PERSON in a POLICY YEAR relating to organ transplant. Any MEDICAL TREATMENT CHARGES relating to a live donor will be incorporated within this amount.

                  15. PREGNANCY a) This POLICY does not cover MEDICAL TREATMENT for pregnancy or childbirth unless it
                                   is either  complicated by a MEDICAL
                                   CONDITION needing   MEDICAL TREATMENT during
                                   the ante-natal stages of pregnancy or
                                   needing a SPECIFIED OBSTETRIC PROCEDURE - see definitions.

                                b) This POLICY does not cover intentional
                                   termination of pregnancy unless medically necessary during MEDICAL TREATMENT that is insured under this POLICY.

                                c) This POLICY does not cover MEDICAL TREATMENT
                                   for infertility or for inability to
                                   conceive, other than investigations into the cause of infertility, provided that YOU and YOUR spouse:

                                   i) have been insured by US under this
                                      POLICY  for a continuous period
                                      of two years at the  start of the
                                      investigations and

                                   ii) were unaware of YOUR infertility or
                                       inability to conceive before
                                       YOUR insurance  started under this
                                       POLICY.

                                d) This POLICY does not cover MEDICAL TREATMENT
                                   related to any form of assisted reproduction and/or any subsequent pregnancy, delivery and, within three months of the birth, post-natal care of the mother and child or children.

                                e) This POLICY does not cover foetal surgery,
                                   which is surgery performed on an unborn
                                   child, or MEDICAL TREATMENT in connection with such surgery whether undergone by the mother or the unborn child.

              16. RADIOACTIVITY This POLICY does not cover MEDICAL CONDITIONS caused by, or attributed to radioactive
                                contamination.

   17. REFERRAL WITHIN PRACTICE This POLICY does not cover MEDICAL TREATMENT from a chiropractor, osteopath or homeopath in the same practice as the GP who referred YOU.

             18. SELF-INFLICTED This POLICY does not cover intentional self-
                     CONDITIONS inflicted MEDICAL CONDITIONS.

                 19. SEX CHANGE This POLICY does not cover MEDICAL TREATMENT in connection with sexual reassignment, whether or not for psychological reasons.

         20. SHORT-SIGHTEDNESS, This POLICY does not cover MEDICAL TREATMENT LONG-SIGHTEDNESS for myopia (short-sightedness) or hyperopia
                                (long-sightedness).

                           [GUARDIAN HEALTH LETTERHEAD]

           21. TREATMENT ABROAD This POLICY does not cover MEDICAL TREATMENT outside the UK, if YOU are outside the UK either against medical advice or specifically to:

                                a) Obtain MEDICAL TREATMENT
                                b) Take up a permanent appointment to work
                                   outside the UK
                        22. WAR This POLICY does not cover MEDICAL TREATMENT
                                for any MEDICAL CONDITIONS arising out of war, invasion, act of foreign enemy, hostilities (whether war is declared or not), civil war, riot, civil commotion, acts of terrorism, rebellion, revolution, insurrection, or military or usurped power.

                                NOTE: THE HEADINGS USED IN THIS SECTION
                                OF THE POLICY ARE FOR CONVENIENCE OF REFERENCE ONLY AND DO NOT AFFECT ITS CONSTRUCTION.

                           [GUARDIAN HEALTH LETTERHEAD]

                            CONDITIONS

             1. CANCELLATION a) WE may cancel or alter the terms of this
                                POLICY for the following reasons after
                                giving seven days notice in writing to
                                the INSURED:
                                i) non-payment of the premium by the INSURED;
                                ii) the INSURED'S failure to observe the terms
                                    of this POLICY or failure to act with
                                    utmost good faith.

                             b) WE may cancel or alter the terms of cover for
                                an INSURED PERSON if the INSURED PERSON has:
                                i) mis-led US by mis-statement or concealment;
                                ii) agreed to any attempt by a third party to
                                    obtain money unreasonably to OUR cost;
                                iii) failed to observe the terms of this POLICY
                                     or failed to act with utmost good faith.

                    2. CHILDREN If a child is born during a POLICY YEAR and
                                YOU want him or her to qualify as an INSURED
                                PERSON without providing evidence of health, YOU must ask US for this in writing within three months of the birth.

                      3. CLAIMS If there is a claim under this POLICY, WE will
                                only pay BENEFIT if:
                                a) Written details on OUR claim form are sent
                                   to US as soon as possible with original
                                   bills or accounts (not copies). The claim form must be sent no later than two months after the start of the MEDICAL TREATMENT; and
                                b) WE can ask for medical information from any
                                   GP, SPECIALIST or other physician as often as WE may reasonably require; and
                                c) WE are told as soon as reasonably possible
                                   of any circumstances which may lead to a claim against a third party; and
                                d) Premiums have been paid for the appropriate
                                   POLICY YEAR; and
                                e) The MEDICAL TREATMENT takes place during
                                   the POLICY YEAR.

                       4. FRAUD If there is or has been any fraud, hiding of
                                facts or untrue statement made whether before the POLICY started or afterwards, WE will cancel this POLICY. YOU must pay back any BENEFIT we have already paid.

            5. MATERIAL CHANGES WE must be informed as soon as possible of any material change affecting the INSURED or an INSURED PERSON. WE reserve the right to alter the terms of the POLICY following a material change.

             6. OTHER INSURANCE If MEDICAL TREATMENT CHARGES claimed under this
                                POLICY are or may be covered by any other insurance or indemnity, WE will not pay BENEFIT or contribute towards that claim. If the other insurance or indemnity does not cover all of the MEDICAL TREATMENT CHARGES, WE will pay the balance, but only up to our limit of BENEFIT.

         7. PAYMENT OF BENEFITS WE will pay the BENEFITS directly to the person or organisation who provides the MEDICAL
                                TREATMENT.

                                For MEDICAL TREATMENT outside the UK WE will pay all BENEFITS to YOU in Sterling at the rate of exchange in use when the claim is settled.

                           [GUARDIAN HEALTH LETTERHEAD]

                                   CONDITIONS

          8. PAYMENT OF PREMIUM Premium is payable in advance of any cover being provided by this POLICY and must be paid in the manner agreed by US.

                 9. SUBROGATION If YOU have a right to claim payment from
                                another person in respect of anything covered by this POLICY WE may take over YOUR rights against that person.

            10. WAIVER OF TERMS If WE do not at any time apply or enforce any of the terms of this POLICY this will not prevent US from doing so at a later date.

                                NOTE: THE HEADINGS USED IN THIS SECTION OF THE POLICY ARE FOR CONVENIENCE OF REFERENCE ONLY AND DO NOT AFFECT ITS CONSTRUCTION.

                           [GUARDIAN HEALTH LETTERHEAD]

                                    CLASSIC

                                WHEN YOU REQUIRE TREATMENT

               1. VISIT YOUR GP If your GP can provide treatment, YOU need not inform us, as consultations and treatments carried out by a GP are not covered under this POLICY.

                                If YOUR GP recommends that YOU should see a specialist, explain that YOU have private health insurance with Guardian Health. YOUR GP will pass YOUR details to a SPECIALIST in order that an appointment can be made.

           2. CALL THE GUARDIAN Before YOU go to see the SPECIALIST YOU must HEALTH HELPLINE BEFORE YOU call the helpline. Either the member or the
            SEE YOUR SPECIALIST patient may call, whichever YOU
                                prefer. The helpline will check the name and address of the patient against OUR records using the POLICY number. YOU will need to provide the POLICY number which YOU will find on YOUR certificate of insurance and membership card. The helpline will already know the details of the cover. YOU will then need to supply details of the condition being treated so that WE can check this information against the cover provided.

                   3. TAKE YOUR YOU will be sent a claim form together with an PRE-AUTHORISED CLAIM FORM explanatory letter by the helpline which will
              TO THE SPECIALIST contain YOUR policy number, name and address etc. Please check that this information is correct and complete any missing details on the front of the form, then sign and date the form. The REVERSE of the form must be completed by YOUR GP or the SPECIALIST in charge of treatment.

                                Please note: the GP signing the form can make a small charge for this service which is not covered by the POLICY.

      4. WHEN AND WHERE TO SEND Once the form is fully completed PLEASE send it YOUR CLAIM FORM to Guardian Health. The form should be sent to
                                US within two months of the start of the treatment.

        5. WHEN YOU RECEIVE THE When YOU have received treatment and start to
                       ACCOUNTS receive the accounts, please check them
                                carefully and make sure YOU have received all the treatments for which YOU are being charged. Once YOU are happy with the bill, sign and forward it to Guardian Health. WE will pay the bill and send YOU a statement telling YOU what payments have been made on YOUR behalf.

        6. ADDITIONAL TREATMENT After the initial treatment YOU will probably need to see YOUR SPECIALIST for a routine post-treatment check-up. However, if YOUR SPECIALIST recommends any additional treatment call the Guardian Health helpline before going for further treatment. They will help YOU and advise whether an additional claim form needs to be completed.

                         [GUARDIAN HEALTH LETTERHEAD]

                                   CLASSIC

              7. ANY QUESTIONS? Remember the helpline is there for YOU. The people who take YOUR call will understand YOUR needs and be able to answer YOUR questions. They are there for YOUR benefit to provide advice, guidance and information, so do make use of their experience. Using the helpline will assist YOU to get the best value-for-money treatment and consequently help to keep down costs. Above all the helpline is completely confidential so YOU can discuss YOUR needs without reserve.

                                Our helpline number is 01303 853400.

                         [GUARDIAN HEALTH LETTERHEAD]

                                    CLASSIC
                         YOUR QUESTIONS ANSWERED

     1. ARE THERE ANY FINANCIAl There is no overall maximum amount that YOU may LIMITS TO THE AMOUNT I MAy claim in the UK. However, some parts of the
                         CLAIM? cover, such as private ambulance usage do have
                                a maximum amount which YOU may claim in any one POLICY YEAR. Overseas treatment also has an annual maximum amount that YOU may claim. Please check YOUR table of benefits for further details.

            2.  CAN I SEE MY GP No. WE do not cover the costs of private
                     PRIVATELY? consultations or treatment with YOUR GP.

      3. CAN I GO STRAIGHT TO a No. YOUR GP must refer YOU to the SPECIALIST.
                    SPECIALIST? If YOU go directly to a SPECIALIST without
                                referral from YOUR GP it will not be covered, except in the case of an emergency.

    4. WHICH HOSPITALS CAN I Go If YOU are covered on A scale you may use any
                            TO? HOSPITAL on the Hospital List.  If you are
                                covered on the B scale YOU may use any
                                HOSPITAL on the Hospital List providing B or C accommodation. If YOU ARE covered on C scale YOU may only use A HOSPITAL providing C accommodation. To ensure correct room allocation and charges YOU must advise the HOSPITAL of YOUR level of cover before treatment. Should YOU wish to use a HOSPITAL which is not on the Hospital List please telephone OUR helpline on 01303 853400 who will be able to advise YOU.

       5. IS PREGNANCY COVERED? No. Pregnancy or childbirth is not covered unless it is complicated by a MEDICAL CONDITION requiring MEDICAL TREATMENT during pregnancy or requiring a SPECIFIED OBSTETRIC PROCEDURE. Details of SPECIFIED OBSTETRIC PROCEDURES may be found in the definitions section of this documentation.

         6. IS DENTAL TREATMENt Dental treatment is not covered. However,
                       COVERED? certain procedures, referred to as SPECIFIED
                                OROSURGICAL PROCEDURES, are covered. Details of these may be found in the definitions section of this documentation.

     7. IS EYE TESTING COVERED? No. Eye testing of a routine or preventative nature is not covered. Neither is the supply of spectacles.

          8. AS I AM COVERED By No. YOU do not lose the benefit of the NHS. GUARDIAN HEALTH, DOES Indeed, if YOU ARE treated as an IN-PATIENT in THIS MEAN I CANNOT BE a NHS HOSPITAL YOU will receive a cash benefit
         TREATED UNDER THE NHS? for each night YOU stay.

       9. IS PRIVATE NURSING At Yes. YOU can receive private nursing at home as
                  HOME COVERED? long as YOUR SPECIALIST considers it medically necessary and it is not in any way for
                                domestic reasons or for mental or psychiatric illness. It must be carried out by a QUALIFIED NURSE. Where home nursing for more than 14 days is required, we may need to request a medical report from YOUR SPECIALIST to establish YOUR entitlement to further nursing care.

                         [GUARDIAN HEALTH LETTERHEAD]

                                   CLASSIC

       10. AM I COVERED WHILE I Yes. YOU are covered while YOU are abroad on
                     AM ABROAD? holiday or business. This cover applies in
                                every country in the world and in addition WE provide an overseas helpline (details on YOUR membership card) to help arrange emergency treatment or repatriation where necessary.

                                REMEMBER, IF YOU HAVE ANY QUESTlONS PLEASE DO NOT HESITATE TO CONTACT OUR HELPLINE ON 01303 853400.

                         [GUARDIAN HEALTH LETTERHEAD]

                                COMPLAINTS PROCEDURE


                                Any complaint you may have regarding
                                YOUR POLICY should be addressed in the first instance, to the intermediary who arranged the POLICY. If for any reason YOU are dissatisfied, please contact the General Manager at the company's office, Bouverie House, Bouverie Road West, Folkestone, Kent CT20 2RW. The POLICY or claim number should be quoted.

                                If a complaint remains unresolved it
                                may be referred either to the Insurance
                                Ombudsman Bureau, City Gate One, 135 Park
                                Street, London SE1 9EA. Tel: 0171 928 7600, Fax:
                                0171 401 8700 (which provides independent complaints settlement facilities) or to the Consumer Information Department. Association of British Insurers, 51 Gresham Street, London
                                EC2V 7HQ.

                                In the case of a complaint relating to
                                an insurance broker (registered in accordance with the provisions of the Insurance Brokers (Registration) Act), you can approach the Insurance Brokers Registration Council, 15 St. Helen's Place, London EC3A 6DS. Tel: 0171 588 4387.

                                Referring YOUR complaint to either of
                                the above will not affect YOUR right to take legal action.

                                Under the law of England, the parties are free to choose the law which will govern the contract. In the absence of agreement to the contrary, the contract, will be subject to the law of England.

                         [GUARDIAN HEALTH LETTERHEAD]



                                INTRODUCTION

                                This POLICY is made up of the following
                                pages of definitions, conditions and exclusions together with the schedule, any specification, certificates, endorsements, tables of benefits and hospital lists. Any words or expressions explained under the definitions section carry the same meaning throughout.


                                In return for the payment of the premium, WE will provide insurance as detailed in this POLICY on the understanding that the applications and declarations form the basis of and are a part of this POLICY.

                                Signed for and on behalf of Guardian Health
                                Limited.

                                James Estall

                                James Estall
                                General Manager

                         [GUARDIAN HEALTH LETTERHEAD]


                                  SCHEDULE

                  POLICY NUMBER HL HCC 6065325

                        INSURED THE GALILEO COMPANY LIMITED

                        ADDRESS GALILEO CENTRE EUROPE
                                WINDMILL HILL
                                SWINDON
                                WILTS
                                SN5 9NX

                 INSURED PERSON Any member named in the specification to the
                                POLICY and if insured as denoted by the
                                following categories, his or her spouse and DEPENDENT CHILDREN

                                S   The member only
                                M   The member and spouse
                                F   The member, spouse and DEPENDENT CHILDREN
                                SPF The member and DEPENDENT CHILDREN

            PERIOD OF INSURANCE from 1 September 1995 to 31 August 1996

                       BENEFITS In accordance with the benefit plan detailed
                                in the specification to this POLICY

                   ENDORSEMENTS None

                  AGENCY NUMBER HW 01 0001637

                         AGENCY MANAGED HEALTHCARE LTD
                                WOODLANDS
                                HILLVIEW
                                OFF NEW ROAD
                                CHURCHILL AVON
                                BS19 5NR

                 ANNUAL PREMIUM Pound 177225.27    RENEWABLE 1 September 1996
                  FIRST PREMIUM Pound 177225.27
                       PLUS IPT Pound   4432.16

                      TOTAL DUE Pound 181657.43        PAYABLE By instalments

                                PLEASE NOTIFY US IMMEDIATELY ON 01303 853400 IF THERE ARE ANY ALTERATIONS TO THE ABOVE DETAILS

                         [GUARDIAN HEALTH LETTERHEAD]

                                CLASSIC TABLE OF BENEFITS

                                                                              MAXIMUM BENEFIT EACH POLICY
                            BENEFIT PLAN COM95                                YEAR FOR EACH INSURED PERSON
      BENEFIT WITHIN THE UK Total amount of BENEFIT payable                        Unlimited
                            for MEDICAL TREATMENT CHARGES
                            within the UK for each INSURED
                            PERSON

     BENEFIT OUTSIDE THE UK Total amount of BENEFIT payable                        Pound 100,000
                            for MEDICAL TREATMENT CHARGES
                            outside the UK for each INSURED
                            PERSON

   HOSPITAL OR NURSING HOME Nursing & accommodation charges                        Full refund
                            Operating theatre & recovery room                      within scale
                            Prescribed medicines & drugs                           of cover

               HOME NURSING                                                        Full refund

              SURGEONS' AND For each operation including                           Full refund
        ANAESTHETISTS' FEES aftercare

                 IN-PATIENT Consultations, diagnostic                              Full refund
                            procedures & physiotherapy

        DAY AND OUT-PATIENT Consultations, diagnostic                              Full refund
                            procedures & physiotherapy

                            Osteopathic, chiropractic +                            Pound 550
                            homeopathic treatment, acupuncture,
                            psycho-sexual medicine, orthopaedic
                            medicine + manipulative + sports
                            medicine, on GP referral

          SPECIALISTS' FEES For radiotherapy & oncology                            Full refund

SPECIALIST PHYSICIANS' FEES For regular attendance in a hospital                   Full refund

     NHS HOSPITALISATION OR WE will pay for each night spent as an                 Pound 50 per night
               HOSPICE CARE IN-PATIENT in a NHS HOSPITAL without                   maximum
                            charge. For each night spent as an                     total Pound 5,000
                            IN-PATIENT in a hospice we will make a
                            donation to the hospice.

                         [GUARDIAN HEALTH LETTERHEAD]

                                                                              MAXIMUM BENEFIT EACH POLICY
                            BENEFIT PLAN COM95                                YEAR FOR EACH INSURED PERSON
          PRIVATE AMBULANCE Arranged on the instructions of a GP or                Pound 200
                            SPECIALIST for medical reasons

                 ADDITIONAL We will pay accommodation costs for                    Full refund
        ACCOMMODATION COSTS an adult to accompany an insured
                            child of 11 years or under who is an
                            IN-PATIENT, should the adult wish to do
                            so.

     REPATRIATION OR URGENT Assistance and/or repatriation where                   Full refund
  MEDICAL TREATMENT OUTSIDE medically necessary (see notes)
                     THE UK

                     NOTES REPATRIATION OR URGENT MEDICAL TREATMENT OUTSIDE
                           THE UK



                           Guardian Health's Classic policy
                           features assistance and/or repatriation services where urgent MEDICAL TREATMENT is required outside the UK. This facility is available through a special 24 hour helpline number detailed on membership cards.

                           If urgent MEDICAL TREATMENT is required

                              WE will arrange an appointment with a
                              local medical practitioner or a local
                              HOSPITAL. WE will settle amounts for MEDICAL
                              TREATMENT over Pound 100 directly with the medical practitioner or HOSPITAL. Any bills of Pound 100 or less must be settled by YOU and YOU may claim these amounts back from US on YOUR return to the UK.

                              If a relative or colleague has to remain with YOU while urgent MEDICAL TREATMENT is carried out WE will arrange and pay for the additional cost of travel and accommodation for up to five days beyond the scheduled return date.

                              If a relative or colleague has to join
                              YOU while urgent MEDICAL TREATMENT is
                              received abroad WE will arrange and pay for the cost of travel and accommodation for up to five days.

                           or
                           If OUR medical adviser decides YOU
                           require MEDICAL TREATMENT which cannot be provided by a local medical practitioner or HOSPITAL and YOU are not well enough to return as planned, WE will organise and pay for suitable transport and medical escorts to an appropriate HOSPITAL.

                           or
                           If the worst should happen and YOU die
                           while abroad, WE will organise and pay for the remains to be brought back to an agreed location near YOUR home.

                         [GUARDIAN HEALTH LETTERHEAD]

                               HOSPITAL SCALES

HOSPITALS are classified into scales A, B and C. To ensure a full refund of charges you must check that the HOSPITAL YOU propose to use corresponds with YOUR level of cover. Where the HOSPITAL has more than one category it is important that YOU specify YOUR level of cover to the HOSPITAL prior to treatment to ensure correct room allocation and charges.

If YOU choose scale A cover YOU may use any HOSPITAL on this list. Scale
B members may only use a HOSPITAL providing B and C accommodation and scale C members may only use a HOSPITAL providing C accommodation.

Where the HOSPITAL has more than one scale of accommodation it is important that YOU specify YOUR level of cover to the HOSPITAL prior to treatment to ensure correct room allocation and charges.

If YOU wish to use a HOSPITAL which is not listed YOU must telephone OUR Helpline on 01303 853400 who will check that the HOSPITAL falls within YOUR level of cover.

                    HOSPITALS OUTSIDE YOUR LEVEL OF COVER

If YOU wish to receive treatment in a HOSPITAL or occupy a room in a HOSPITAL which is in a higher scale than YOUR level of cover allows, WE will only pay a portion of the total HOSPITAL costs as below. In this situation WE should always be contacted before treatment is arranged.



                                         HOSPITAL SCALE USED
        MEMBER'S SCALE        A                B                  C
               A         100% refund      100% refund        100% refund
               B          65% refund      100% refund        100% refund
               C          50% refund       65% refund        100% refund

The HOSPITAL scale applies only to IN-PATIENT and OUT-PATIENT treatment. DAY-PATIENT treatment may be undertaken at any HOSPITAL regardless of scale.

Members may only change from one HOSPITAL scale to another at the renewal date of the policy.

PLEASE NOTE THAT PAY BEDS IN NHS HOSPITALS ARE SUBJECT TO AVAILABILITY.

                           [GUARDIAN HEALTH LETTERHEAD]

                                HOSPITAL LIST

This list includes most private HOSPITALS and NHS HOSPITALS which treat private patients. HOSPITALS on the list are classified into categories A, B and
C. The categories are based on cost alone and do not necessarily reflect the quality or range of facilities available at each HOSPITAL. NHS HOSPITALS who have a dedicated private patient unit are marked 'PPU'.


AVON

Bath, The Bath Clinic                           B
Bristol, Bristol Eye Hospital                   C
Bristol, Bristol Royal Infirmary                C
Bristol, BUPA Hospital Bristol                  BC
Bristol, Frenchay Hospital                      C
Bristol, St Mary's Private Hospital             C
Bristol, The Chesterfield Hospital              BC
Weston-Super-Mare Weston General
 Hospital - PPU                                 C

BEDFORDSHIRE

Bedford, Bedford General
 Hospital (South Wing) - PPU                    C
Biddenham, The Manor Hospital                   B
Luton, Luton & Dunstable Hospital,
 The Cobham Clinic - PPU                        C

BERKSHIRE

Newbury, Newbury District Hospital              C
Reading, BUPA Dunedin Hospital                  BC
Reading, IBH Berkshire Hospital                 BC
Reading, Royal Berkshire Hospital - PPU         C
Slough, The Thames Valley Nuffield Hospital     BC
Slough, Wexham Park Hospital - PPU              C
Windsor, HRH Princess Christian's Hospital      C
Windsor, The Hand Clinic                        C
Windsor, The Princess Margaret Hospital         ABC

BUCKINGHAMSHIRE

Aylesbury, Stoke Mardeville Hospital            C
Beaconsfield, Bon Secours Hospital              C
Great Missenden, Children Hospital              ABC
High Wycombe, Wycombe General Hospital - PPU    C
Milton Keynes, Milton Keynes General Hospital   C
Milton Keynes, The Saxon Clinic                 B
Princess Risborough, Paddocks Hospital          AB

CAMBRIDGESHIRE

Cambridge, Addenbrookes Hospital                C
Cambridge, BUPA Cambridge Lea Hospital          BC
Cambridge, The Evelyn Hospital                  C
Huntingdon, Cromwell Clinic                     C
Huntingdon, Hinchingbrooke Hospital - PPU       C
Huntingdon, Papworth Hospital - PPU             C
Peterborough, Fitzwilliam Hospital              C
Peterborough, Peterborough Hospital             C

CHESHIRE

Cheadle, Alexandra Hospital                     ABC
Chester, The Grosvenor Nuffield Hospital        BC
Crewe, South Cheshire Private Hospital          BC
Macclesfield, The Regency Hospital              BC
Runcorn, Halton General Hospital                C
Warrington, BUPA North Cheshire Hospital        BC
Warrington, Warrington District General
 Hospital                                       C

CLEVELAND

Hartlepool, Hartlepool General Hospital         C
Middlesbrough, Middlesbrough
 General Hospital                               C
Middlesbrough, South Cleveland Hospital         C
Stockton-on-Tees, The Cleveland
 Nuffield Hospital                              BC

CORNWALL

Hayle, St Michael's Hospital                    C
Truro, Royal Cornwall Hospital
 (City & Treliske)                              C
Truro, The Duchy Hospital                       C

CUMBRIA

Barrow-in-Furness, IBH Abbey Park Hospital      BC
Carlisle, Cumberland Infirmary                  C
Carlisle, IBH Caldew Hospital                   BC
Workington, IBH Cumbrian Hospital               BC

DERBYSHIRE

Buxton, Devonshire Royal Hospital               C
Chesterfield, Alexandra Private Hospital        C
Chesterfield, Chesterfield & North
Derbyshire Royal Hospital, Chatsworth
 Suite - PPU                                    C
Derby, Derbyshire Royal Infirmary - PPU         C
Derby, The East Midlands Nuffield Hospital      BC

DEVON

Collumpton, Woodmill Hospital                   C
Exeter, Royal Devon & Exeter Hospital
 (Wanford)                                      C
Exeter, The Exeter Nuffield Hospital            C
Plymouth, Royal Eye Infirmary                   C
Plymouth, The Plymouth Nuffield Hospital        BC
Torquay, Mount Stuart Hospital                  C
Torquay, Torbay Hospital                        C

DORSET

Bournemouth, Bournemouth General
 Hospital                                       C
Bournemouth, The Bournemouth
 Nuffield Hospital                              C
Dorchester, Winterbourne Hospital               B
Poole, Poole General Hospital                   C

DURHAM

Durham, Dryburn Hospital                        C
Darlington, Memorial Hospital                   C

ESSEX

Basildon, Basildon Hospital                     C
Braintree, Black Notley Hospital                C
Brentwood, BUPA Hartwood Hospital               ABC
Brentwood, The Essex Nuffield Hospital          BC
Buckhurst Hill, Holly House Hospital            ABC
Chelmsford, Broomfield Hospital                 C
Chelmsford, Springfield Medical Centre          C
Colchester, The Essex County Hospital           C

                          [GUARDIAN HEALTH LETTERHEAD]

Colchester, The Oaks Hospital                                   C
Harlow, Princess Alexandra Hospital                             C
Harwich, Harwich & District Hospital                            C
Ilford, BUPA Roding Hospital                                    A
Orsett, Orsett Hospital                                         C
Romford, Harold Wood Hospital                                   C
Romford, Oldchurch Hospital                                     C
Southend, BUPA Wellesley Hospital                               BC
Westcliff-on-Sea, Southend Hospital                             C

GLOUCESTERSHIRE

Cheltenham, Cheltenham General
  Hospital - PPU                                                C
Cheltenham, The Corswold Nuffield Hospital                      BC
Gloucester, Gloucestershire Royal
  Hospital - PPU                                                C
Gloucester, Winfield Hospital                                   C

HAMPSHIRE AND THE ISLE OF WIGHT

Alton, Lord Mayor Treloar Hospital - PPU                        C
Basingstoke, Basingstoke District General Hospital              C
Basingstoke, The Hampshire Clinic                               B
Chandlers Ford, The Wessex Nuffield Hospital                    C
Havant, BUPA Hospital Portsmouth                                BC
Newport, Orchard Hospital                                       BC
Newport, St Mary's Hospital                                     C
Portsmouth, St Mary's Hospital - PPU                            C
Southampton, BUPA Chalyotate Hospital                           BC
Southampton, Royal South Hants Hospital                         C
Southampton, Southampton General Hospital                       C
Winchester, Royal Hampshire County Hospital                     C
Winchester, Sarum Road Private Hospital                         BC

HEREFORD & WORCESTER

Droitwich, Droitwich Private Hospital                           B
Hereford, The Wye Valley Nuffield Hospital                      BC
Kidderminster, Kidderminster General Hospital                   C
Worcester, BUPA South Bank Hospital                             BC
Worcester, Worcester Royal Infirmary                            C

HERTFORDSHIRE

Bishops Stortford, Herts & Essex General Hospital               C
Bushey, BUPA Hospital Bushey                                    ABC
Harpenden, BUPA Hospital Harpenden                              ABC
Hemel Hempstead, Hemel Hempstead
  General Hospital - PPU                                        C
Hertford, Hertford County Hospital                              C
Hitchin, Pinehill Hospital                                      C
St. Albans, St. Albans City Hospital                            C
Sawbridgeworth, The Rivers Hospital                             C
Stevenage, Lister Hospital                                      C

HERTFORDSHIRE (continued)

Watford, Watford General Hospital                               C
Welwyn Garden City, Queen Elizabeth II
  Hospital - PPU                                                C

HUMBERSIDE

Goole, Goole Hospital                                           C
Grimsby, St. Hugh's Hospital                                    C
Hull, BUPA Hull & East Riding Hospital                          BC
Hull, Castle Hill Hospital                                      C
Hull, Hull Royal Infirmary                                      C
Hull, Kingston General Hospital - PPU                           C
Hull, Princess Royal Hospital                                   C
Hull, The Hull Nuffield Hospital                                C
Scunthorpe, Scunthorpe General Hospital - PPU                   C

ISLE OF MAN

Ramsey, Ramsey Cottage Hospital                                 C
Douglas, Noble's Hospital                                       C

KENT

Ashford, William Harvey Hospital                                C
Beckenham, Sloane Hospital                                      AB
Bromley, Bromley Hospital                                       C
Canterbury, Chaucer Hospital                                    ABC
Canterbury, Kent & Canterbury Hospital                          C
Chelsfield, Chelsfield Park Hospital                            ABC
Dartford, Fawkham Manor Hospital                                BC
Dartford, Joyce Green Hospital                                  C
Gillingham, Medway Hospital                                     C
Hythe, BUPA St Saviour's Hospital                               BC
Maidstone, Somerfield Hospital                                  BC
Margate, Thanet General Hospital                                C
Sevenoaks, Sevenoaks Hospital                                   C
Tunbridge Wells, IBH Tunbridge Wells
  Hospital                                                      BC
Tunbridge Wells, Kent & Sussex Hospital - PPU                   C
Tunbridge Wells, The Tunbridge Wells
  Nuffield Hospital                                             BC
Walderslade, BUPA Alexandra Hospital                            BC

LANCASHIRE

Blackburn, Beardwood Hospital                                   BC
Blackpool, BUPA Fylde Coast Hospital                            BC
Blackpool, Victoria Hospital                                    C
Clitheroe, Gisburne Park Private Hospital                       C
Euxton, IBH Euxton Hall Hospital                                BC
Halsall, IBH Renacres Hall Hospital                             BC
Lancaster, The Lancaster & Lakeland Nuffield
  Hospital                                                      BC

LANCASHIRE (continued)

Preston, IBH Fulwood Hall Hospital                              BC
Preston, Royal Preston Hospital                                 C
Wigan, Royal Albert Edward Infirmary                            C
Wigan, Wrightington Hospital                                    C

LEICESTERSHIRE

Leicester, BUPA Hospital Leicester                              BC
Leicester, Leicester General Hospital                           C
Leicester, Leicester Royal Infirmary                            C
Leicester, The Nuffield Hospital Leicester                      C

LINCOLNSHIRE

Boston, Pilgrim Hospital - PPU                                  C
Grantham, Grantham & Kesteven General
  Hospital                                                      C
Lincoln, Lincoln County Hospital                                C
Lincoln, The Bromhead Hospital                                  C

LONDON

Barnet, Barnet General Hospital                                 C
Carshalton, St. Helier Hospital - PPU                           C
Croydon, Mayday University Hospital                             C
Edgware, Edgware General Hospital                               C
Enfield, Kings Oak Hospital                                     BC
Enfield, The North London Nuffield Hospital                     BC
Harefield, Harefield Hospital - PPU                             B
Harrow, Northwick Park Hospital - PPU                           C
Harrow, The Clementine Churchill Hospital                       ABC
Northwood, Bishopwood Private Hospital                          BC
Pinner, St. Vincent's Orthopaedic Hospital                      C
Stanmore, Royal National Orthopaedic
  Hospital - PPU                                                BC
E1, The London Independent Hospital                             AB
E1, The Royal London Hospital
  (Whitechapel) - PPU                                           AB
EC1, Moorfield Eye Hospital                                     B
EC1, St Marks Hospital                                          B
N6, Highgate Private Clinic                                     B
N18, North Middlesex Hospital - PPU                             C
N19, Whittington Hospital                                       C
NW3, The Royal Free Hospital - PPU                              AB
NW4, The Garden Hospital                                        AB
NW6, West Hampstead Clinic                                      B
NW8, Hospital of St John & St Elizabeth                         AB
NW8, Wellington Hospital                                        A
SE1, Churchill Clinic                                           AB
SE1, Guys Nuffield House                                        A
SE1, St Thomas' Hospital - PPU                                  BC
SE1, The London Bridge Hospital                                 A
SE3, Blackheath Hospital                                        AB
SE5, King's College Hospital - PPU                              C

                          [GUARDIAN HEALTH LETTERHEAD]

SW1, The Lister Hospital                                        A
SW3, Royal Brompton National Heart & Lung
  Hospital - PPU                                                B
SW3, The Royal Marsden Hospital                                 AB
SW5, Cromwell Hospital                                          A
SW10, Chelsea & Westminster Hospital - PPU                      C
SW15, Queen Mary's University Hospital                          C
SW17, St. George's Hospital                                     C
SW19, Parkside Hospital                                         ABC
W1, Harley Street Clinic                                        A
W1, King Edward VII Hospital for Officers                       A
W1, Middlesex Hospital - PPU                                    A
W1, Portland Hospital                                           A
W1, The Devonshire Day Surgery Unit                             ABC
W1, The Fitzroy Nuffield Hospital                               AB
W1, The London Clinic                                           AB
W1, The Princess Grace Hospital                                 A
W1, Wellington Day Surgery Centre                               ABC
W1, 108 Day Surgery Centre                                      ABC
W2, Lindo Wing, St. Mary's Hospital - PPU                       B
W5, Hillside Hospital                                           ABC
W5, Old Court Hospital                                          B
W6, Charing Cross Hospital - PPU                                B
W6, The Royal Masonic Hospital                                  ABC
W12, Hammersmith Hospital - PPU                                 AB
WC1, National Hospital for Neurology
  & Neurosurgery - PPU                                          A
WC1, The Hospital for Sick Children,
  Great Ormond Street - PPU                                     A
WC1, University College Hospital - PPU                          AB

MANCHESTER (GREATER)

Bolton, Beaumont Hospital                                       BC
Bury, Bury General Hospital - PPU                               C
Manchester, BUPA Hospital Manchester                            BC
Manchester, Christie Hospital & Holt Radium
  Institute - PPU                                               C
Manchester, IBH Victoria Park Hospital                          BC
Manchester, Royal Eye Hospital                                  C
Manchester, The Manchester Clinic - PPU                         C
Manchester, Withington Hospital                                 C
Manchester, Wythenshawe Hospital - PPU                          C
Oldham, Royal Oldham Hospital                                   C
Pendlebury, Royal Manchester Children's
  Hospital                                                      C
Rochdale, Birch Hill Hospital                                   C
Rochdale, Highfield Hospital                                    BC
Salford, Hope Hospital                                          C
Salford, IBH Oakland Hospital                                   BC
Stockport, Stepping Hill Hospital                               C
Trafford, Trafford General Hospital                             C

MERSEYSIDE

Liverpool, Broad Green Hospital - PPU                           C
Liverpool, Fazakerley Hospital                                  C
Liverpool, Lourdes Hospital                                     C
Liverpool, Park House Nursing Home                              C
Liverpool, Royal Liverpool Children's Hospital                  C
Liverpool, Royal Liverpool Hospital                             C
Prescot, Whiston Hospital                                       C
St. Helens, Fairfield Independent Hospital                      C
Thingwall, BUPA Wirral Hospital                                 BC
Upton, Arrowe Park Hospital - PPU                               C

NORFOLK

Cromer, Cromer & District Hospital                              C
Great Yarmouth, James Paget Hospital - PPU                      C
King's Lynn, Sandringham Private Hospital                       BC
Norwich, BUPA Hospital Norwich                                  BC
Norwich, Norfolk & Norwich Hospital - PPU                       C

NORTHAMPTON

Kettering, IBH Woodlands Hospital                               BC
Kettering, Kettering General Hospital - PPU                     C
Northampton, Northampton General Hospital                       C
Northampton, St. Matthew's Hospital                             BC
Northampton, Three Shires Hospital                              C

NORTHUMBERLAND

Ashington, Ashington Hospital                                   C
Hexham, Hexham General Hospital                                 C

NOTTINGHAMSHIRE

Nottingham, Nottingham City Hospital                            C
Nottingham, Park Hospital                                       ABC
Nottingham, The Convent Hospital                                C
Nottingham, University Hospital                                 C
Sutton-in-Ashfield, Kings Mill Hospital                         C

OXFORDSHIRE

Banbury, Foxcote Private Hospital                               C
Banbury, Horton General Hospital                                C
Oxford, Churchill Day Surgery Unit                              C
Oxford, John Radcliffe Hospital - PPU                           C
Oxford, Nuffield Orthopaedic Centre - PPU                       C
Oxford, The Acland Hospital                                     BC

SHROPSHIRE

Oswestry, Robert Jones & Agnes Hunt
  Hospital - PPU                                                C
Shrewsbury, Royal Shrewsbury Hospital                           C
Shrewsbury, Shropshire Nuffield Hospital                        C

SOMERSET

Taunton, Parkside Wing Musgrove
  Park Hospital - PPU                                           C
Taunton, The Somerset Nuffield Hospital                         C
Yeovil, Yeovil District Hospital
  (Kingston Wing) - PPU                                         C

STAFFORDSHIRE

Burton-upon-Trent, Burton General
  Hospital - PPU                                                C
Newcastle-under-Lyme, The North
  Staffordshire Nuffield Hospital                               C
Stafford, IBH Rowley Hall Hospital                              BC
Stafford, Stafford Clinic - PPU                                 C
Stoke-on-Trent, North Staffordshire
  Royal Infirmary                                               C

SUFFOLK

Bury St. Edmunds, St. Edmunds Hospital
  & Nursing Home                                                C
Bury St. Edmunds, West Suffolk Hospital - PPU                   C
Ipswich, Christchurch Park Hospital                             C
Ipswich, Ipswich Hospital - PPU                                 C

SURREY

Ashtead, Ashtead Hospital                                       C
Camberley, Frimley Park Hospital - PPU                          C
Caterham, IBH North Downs Hospital                              BC
Cheam, St. Anthony's Hospital                                   AB
Chertsey, Runnymede Hospital                                    BC
Croydon, Shirley Oaks Hospital                                  AB
Epsom, Epsom District Hospital - PPU                            C
Farnham, BUPA Clare Park Hospital                               BC
Guildford Mount Alvernia Hospital                               BC
Guildford, Royal Surrey County Hospital - PPU                   C
Guildford, St. Lukes Hospital - PPU                             C
Harley, BUPA Gatwick Park Hospital                              ABC
Kingston-upon-Thames, Kingston Hospital - PPU                   C
Kingston-upon-Thames, New Victoria Hospital                     ABC
Redhill, East Surrey Hospital                                   C
Woking, The Woking Nuffield Hospital                            BC

SUSSEX - EAST

Brighton, Brighton General Hospital                             C
Brighton, Royal Sussex County Hospital - PPU                    C
Eastbourne, Eastbourne District
  General Hospital - PPU                                        C
Eastbourne, Esperance Private Hospital                          B
Hastings, Conquest Hospital                                     C
Hove, Avenue Private Clinic                                     C
Hove, The Sussex Nuffield Hospital                              BC
Lewes, Victoria Hospital                                        C
St. Leonards-on-Sea, Sussex Private Clinic                      C

                          [GUARDIAN HEALTH LETTERHEAD]


SUSSEX - WEST

Chichester, Sherburne Hospital                                  BC
Crawley, Crawley Hospital                                       C
East Grinstead, Queen Victoria Hospital                         C
Haywards Heath, Ashdown Hospital                                BC
Haywards Heath, Hurstwood Park Hospital                         C
Haywards Heath, Princess Royal Hospital                         C
Littlehampton, St. Francis Nursing Home                         C
Midhurst, King Edward VII Hospital                              BC
Shoreham-by-Sea, Southlands Hospital                            C
Worthing, The Goring Hall Hospital                              B
Worthing, Worthing Hospital                                     C

TYNE & WEAR

Newcastle-upon-Tyne, Freeman Hospital                           C
Newcastle-upon-Tyne, Royal Victoria Infirmary - PPU             C
Newcastle-upon-Tyne, The Newcastle Nuffield Hospital            C
North Shields, North Tyneside General Hospital                  C
Sunderland, City Hospitals                                      C
Washington, Washington Independent Hospital                     BC

WARWICKSHIRE

Leamington Spa, The Warwickshire Nuffield Hospital              C
Nuncaton, George Eliot Hospital                                 C
Nuncaton, Nuncaton Private Hospital                             B
Rugby, Hospital of St Cross - PPU                               C
Warwick, South Warwickshire Hospital                            C

WEST MIDLANDS

Birmingham, General Hospital                                    C
Birmingham, Priory Hospital                                     ABC
Birmingham, Queen Elizabeth Hospital - PPU                      C
Birmingham, Royal Orthopaedic Hospital                          C
Coventry, Walsgrave General Hospital                            C
Dudley, Russells Hall Hospital                                  C
Edgbaston, The Birmingham Nuffield Hospital                     BC
Halesowen, IBH West Midlands Hospital                           BC
Solihull, BUPA Parkway Hospital                                 ABC
Sutton Coldfield, BUPA Hospital Little Aston                    BC
Sutton Coldfield, Good Hope District General Hospital           C
Wolverhampton, The Wolverhampton Nuffield Hospital              BC

WILTSHIRE

Salisbury, New Hall Hospital                                    B
Salisbury, Salisbury District Hospital                          C
Swindon, Princess Margaret Hospital - PPU                       C
Swindon, Ridgeway Hospital                                      B

YORKSHIRE NORTH

Harrogate, The Duchy Nuffield Hospital                          C
Harrogate, Harrogate District Hospital                          C
Richmond, St John of God Hospital                               C
Scarborough, BUPA Belvedere Hospital                            BC
Scarborough, Scarborough Hospital                               C
York, The Purey Cust Nuffield Hospital                          C
York, York District Hospital                                    C

YORKSHIRE SOUTH

Doncaster, IBH Doncaster Hospital                               BC
Rotherham, Parkfield Private Hospital                           C
Sheffield, Claremont Hospital                                   C
Sheffield, Royal Hallamshire Hospital                           C
Sheffield, Thornsbury Hospital                                  ABC

YORKSHIRE WEST

Bingley, The Yorkshire Clinic                                   C
Bradford, Bradford Royal Infirmary                              C
Elland, BUPA Hospital Elland                                    BC
Halifax, Royal Halifax Infirmary                                C
Huddersfield, The Huddersfield Nuffield Hospital                C
Huddersfield, The Royal Infirmary                               C
Keighley, Airedale General Hospital - PPU                       C
Leeds, BUPA Hospital Leeds                                      BC
Leeds, Fulford Grange Hospital                                  BC
Leeds, Methley Park Hospital                                    BC
Leeds, The General Infirmary - PPU                              C
Leeds, The Mid-Yorkshire Nuffield Hospital                      BC
Otley, Wharfedale General Hospital - PPU                        C
Wakefield, Pinderfields General Hospital                        C

CHANNEL ISLANDS

Alderney, Mignot Memorial Hospital                              C
Guernsey, Princess Elizabeth Hospital                           C
Jersey, Bon Air Nursing Home                                    C
Jersey, General Hospital                                        C

NORTHERN IRELAND

Bally Kelly, North West Independent Clinic                      C
Bangor, Bangor Hospital                                         C
Belfast, Belfast City Hospital                                  C
Belfast, Musgrave Park Hospital                                 C
Belfast, Royal Victoria Hospital                                C
Belfast, The Ulster Hospital                                    C
Belfast, The Ulster Independent Clinic                          C
Craigavon, Craigavon Area Hospital                              C
Lisburn, Lagan Valley Hospital                                  C
Londonderry, Altnagelvin Hospital                               C
Newry, St John of God Hospital                                  C
Newtownards, Ards Hospital                                      C

SCOTLAND

Aberdeen, Aberdeen Royal Infirmary                              C
Aberdeen, St John Hospital                                      B
Ayr, IBH Carrick Glen Hospital                                  BC
Dumfries, Moat Brae Nursing Home                                C
Dundee, Fernbrae Private Clinic                                 B
Edinburgh, BUPA Hospital Edinburgh                              BC
Edinburgh, Western General Hospital                             C
Glasgow, Bon Secours Hospital                                   C
Glasgow, Ross Hall Hospital                                     ABC
Glasgow, The Glasgow Nuffield Hospital                          BC
Glasgow, Victoria Infirmary                                     C
Greenock, Inverclyde Royal Hospital                             C
Kilmarnock, Crosshouse Hospital                                 C
Stirling, IBH King's Park Hospital                              BC

WALES

Aberystwyth, Bronglais General Hospital                         C
Bangor, Ysbyty Gwynedd                                          C
Bodelwyddan, Ysbyty Glan Clwyd                                  C
Cardiff, BUPA Hospital Cardiff                                  BC
Cardiff, University Hospital of Wales                           C
Carmarthen, The Werndale Hospital                               B
Carmarthen, West Wales General Hospital                         C
Llandudoo, North Wales Medical Centre                           C
Newport, St Joseph's Private Hospital                           C
Swansea, Sancta Maria Hospital                                  C
Wrexham, The Yale Hospital                                      BC
Wrexham, Ysbyty Maelor Wresclam                                 C

                         [GUARDIAN HEALTH LETTERHEAD]

                                 DEFINITIONS


                                In this POLICY the following words are
                                taken to have these meanings. These words are shown in bold print throughout

                     1. BENEFIT a benefit that WE will pay under this POLICY
                                for MEDICAL TREATMENT incurred during the POLICY YEAR.

                 2. DAY-PATIENT a patient who occupies a HOSPITAL bed or is charged for HOSPITAL accommodation in the course of MEDICAL TREATMENT but does not remain overnight.

            3. DEPENDENT CHILD, an unmarried child who lives with YOU and is
                       CHILDREN aged under 21 years or under 25 years
                                if in full time education. This shall include children who live away from home for the purpose of attending their place of full-time education.

       4. GENERAL PRACTITIONER, a medical or dental practitioner registered in
                            GP  the UK in general practice.

                    5. HOSPITAL a hospital run by the NHS or
                                a private hospital or nursing home registered under the Nursing Home Acts or equivalent hospital or nursing home abroad.

              6. HOSPITAL COSTS charges for accommodation, nursing, operating theatres, drugs and dressings and any other charges made by the HOSPITAL for MEDICAL TREATMENT.

                  7. IN-PATIENT a patient who occupies a HOSPITAL bed overnight during the course of MEDICAL TREATMENT.

        8. INSURED PERSON, YOU, one described as an insured person in the
                          YOUR certificate, schedule or specification. (Please note for the purposes of this insurance, the definition of spouse includes same sex partners)

           9. MEDICAL CONDITION injury, illness or disease and/or associated symptoms, not excluded by this POLICY,

          10. MEDICAL TREATMENT surgical or medical procedures solely to cure an acute MEDICAL CONDITION or to relieve acute episodes of a chronic or incurable MEDICAL CONDITION. Medical treatment does not include the management of a chronic or incurable MEDICAL CONDITION.

                                Medical treatment must be given by, or under the control of, a SPECIALIST that YOUR GP has referred YOU to. In an emergency where it is not possible to consult YOUR GP YOU may go directly to a SPECIALIST.

                                Medical treatment may be given by a
                                chiropractor, osteopath or homeopath that YOUR GP has referred YOU to, up to the BENEFIT limit stated in the table of benefits.

                         [GUARDIAN HEALTH LETTERHEAD]

          11. MEDICAL TREATMENT reasonable and necessary charges and fees for:
                        CHARGES

                                a) HOSPITAL accommodation, nursing and
                                   operating theatres

                                b) SPECIALISTS, including surgeons,
                                   physicians, anaesthetists or other
                                   SPECIALISTS

                                c) Diagnostic tests carried out by a SPECIALIST

                                d) Blood, blood derivatives, dressings and
                                   drugs used while YOU are an IN-PATIENT or DAY-PATIENT

                                e) Home nursing services provided by a
                                   QUALIFIED NURSE and under the supervision of a SPECIALIST required solely to provide medical assistance to YOU.

                                f) Physiotherapy from a State Registered
                                   Physiotherapist under the direction of a SPECIALIST or GP

                        12. NHS National Health Service or National Health
                                Service Trust.

                13. OUT-PATIENT a patient who is not charged for HOSPITAL
                                accommodation in connection with MEDICAL
                                TREATMENT.

                     14. POLICY the application forms, declarations and the
                                definitions, conditions and exclusions together with the schedule, certificates and specification, any endorsements, the table of benefits and hospital list.

                15. POLICY YEAR the period between insurance cover beginning or being renewed and the expiry date.

            16. QUALIFIED NURSE a nurse whose name is on any current register or roll of nurses kept by any statutory nursing registration body within the UK.

                 17. SPECIALIST a registered medical or dental practitioner who holds or has held a substantive consultant post in a NHS HOSPITAL or who holds a certificate of specialist accreditation that is recognised by US or who holds alternative qualifications that are accepted by US and is personally approved by US for the MEDICAL TREATMENT involved. This does not include any practitioner who has been advised in writing by us that he or she is not recognised by US as a specialist.

        18. SPECIFIED OBSTETRIC see exclusions, Pregnancy.
                     PROCEDURES

                                The following are specific procedures
                                relating to childbirth and conditions occurring either before or afterwards.

                                a) Delivery - abnormal presentation

                                b) Caesarean section

                                c) Ectopic pregnancy

                                d) Hydatidiform mole

                                e) Intra-uterine foetal transfusion

                                f) Evacuation of retained products

                                g) Removal of the retained placenta or products
                                   of gestation

                                h) External cephalic version for a breech
                                   presentation

                                i) Induction of abortion for foetal abnormality

                                j) Shirodkar suture.

                         [GUARDIAN HEALTH LETTERHEAD]

      19. SPECIFIED OROSURGICAL see exclusions, Dentistry.
                     PROCEDURES

                                The following are specific procedures relating to the teeth, jaws and other parts of the mouth or face.

                                a) Treatment of bone cysts
                                b) Treatment of mandibular, zygomatic or other
                                   maxillary fractures
                                c) Removal of impacted, buried or unerupted
                                   teeth
                                d) Removal of roots from antrum - Caldwell Luc
                                e) Removal of solid odontomes
                                f) Transplantation of teeth
                                g) Mandibular or maxillary fractures involving
                                   alveolus only
                                h) Removal of buried roots
                                i) Removal of roots from antrum - oral approach
                                j) Cleft lip or cleft palate repair
                                k) Excision or resection of mandible
                                l) Excision or resection of maxilla
                                m) Mandibular or maxillary fractures - open
                                   reduction with direct wiring or pinning or plating
                                n) Mandibular or maxillary resection for
                                   malignancy
                                o) Mandibular osteotomy for prognathism
                                p) Maxillary osteotomy
                                q) Open operation including the
                                   temporo-mandibular joint
                                r) Bimaxillary osteotomy
                                s) Apicectomy
                                t) Coronoidectomy
                                u) Pre-prosthetic surgery - including removal
                                   of exostoses, reduction of mylohyoid ridge.

         20. UNITED KINGDOM, UK England, Scotland, Wales, Northern Ireland, the
                                Isle of Man and the Channel Islands.

                 21. YOU, YOUR, anyone described as an insured person in the
                INSURED PERSONS certificate, schedule or specification.

                22. WE, US, OUR Guardian Health Limited.

                        [PHOENIX ASSURANCE LETTERHEAD]

Policy No. G.9788


                    GROUP PERMANENT HEALTH INSURANCE POLICY


THIS POLICY is issued to THE GALILEO COMPANY LIMITED whose registered office is at Galileo House, Windmill Hill Business Park, Whitehall Way, Swindon SN5 9NX (hereinafter called "the Grantees").

WHEREAS the Grantees have made to the PHOENIX ASSURANCE PUBLIC LIMITED COMPANY (hereinafter called "the Company") a written proposal and declaration dated 10th May 1988 which together with any information or particulars from time to time supplied to the Company in accordance with the First Schedule shall be the basis of this contract and be considered as incorporated herein,

NOW THIS POLICY WITNESSETH that in consideration of the payment to the Company of premiums as provided in the First Schedule and subject to the Provisions set forth in the First Schedule the Company will pay to the Grantees the appropriate monthly benefit in respect of any member who is disabled to the extent described in the First Schedule.

IN WITNESS WHEREOF the undersigned has for and on behalf of the Company hereunto set his hand this 12th day of July 1991




                                                     R. Street
                                                ----------------------------
                                                     Authorised Signatory
Exd.
P11(1)(1980)


ASSIGNMENTS- Notice of any assignment must be given to the Head Office of the Company

                                        Phoenix Assurance Public Limited Company


                               Policy No. G.9788

                                 FIRST SCHEDULE


PROVISIONS OF THE POLICY

       1. In this Policy the following words and phrases shall have the meanings hereby assigned to them.

          "the Grantees" shall mean the Grantees named in            DEFINITIONS
the preceding page or any assignees of the Grantees under or by virtue of an assignment of which the Company shall have notice.

          "the Scheme" shall mean Galileo Group Permanent
Health Insurance Scheme (see also Provision No. 3).

          "the Policy" shall mean Policy No. G.9788 together with any Memoranda issued by the Company for attachment thereto.

          "the Date of Commencement" shall mean 26th May 1988.

          "the Annual Revision Date" shall mean any 26th May.

          "Policy Year" shall mean any period of twelve months commencing on an Annual Revision Date during which the Policy is in full force.

          "Periodic Review Date" means the Annual Revision Date in the year 1991 and in every subsequent third year.

          "the Terminating Date" in respect of a member shall mean the date on which he attains the age of 60.

          "the Waiting Period" shall mean a period of 6 months commencing on the date of commencement of the member's Disablement. Any period prior to a member's Date of Entry, or prior to 3 months after the date of conclusion of pregnancy in the case of a Disablement which is caused by pregnancy or childbirth, shall be excluded when calculating the Waiting Period (see also Provision No.13).

          "the Employers" shall mean The Galileo Company Limited and such of its subsidiary and/or associated companies (if any) as may from time to time be included in the Policy with the agreement of the Company. In respect of any employee "the Employer" shall mean that one of the Employers by which he is for the time being employed provided that for the purposes of the Policy an employee shall not be regarded as leaving the


P11(1980)2a

                                        Phoenix Assurance Public Limited Company


Employer's service if he transfers from one to another of       DEFINITIONS
the Employers.                                                  (continued)

          "an employee" shall mean a person employed by one of the Employers.

          "a member" shall mean an employee who is included in the Policy in accordance with the provisions thereof.

          "eligible employment" and "Normal Inclusion Date" shall have the meanings ascribed to these expressions in the Second Schedule and Provision No. 5.

          "the Date of Entry" shall mean the date on which an employee is first included in the Policy.

          "Scheme Salary" and "Benefit Insured" shall have the meanings ascribed to these expressions in the Third Schedule (Part I).

          "a Disablement" in respect of a member shall mean a continuous period of illness or disablement in respect of which evidence has been produced to the Company to show to the Company's satisfaction that throughout such period the member has been totally unable because of his illness or disablement to perform his normal occupation (as hereinafter defined) and has not engaged in any other gainful occupation or employment.

               "normal occupation" in respect of a member shall mean the occupation in which he was employed by the Employer immediately before the beginning of the Disablement.

               "Maternity Leave" shall mean the period of a female member's absence which immediately precedes and follows the conclusion of her pregnancy and

               (i) during which, having complied with the provisions of the Employment Protection (Consolidation) Act 1978, she has the right under that Act to return to work for the Employer or

              (ii) which the Employer has decided shall be treated as Maternity Leave whichever is the longer.



P11(3)(1981)

                                        Phoenix Assurance Public Limited Company



               In the Policy, where the context admits, words       DEFINITIONS
importing the masculine gender shall include the feminine and       (continued)
words importing the singular number shall include the plural and vice versa. In the construction and interpretation of the Policy the marginal notes shall be disregarded.

     2. Every notice or communication to be given or made           NOTICES
to the Company under the Policy shall be given or made to the Company in writing. Notice of any assignment of the Policy must be given to the Head Office of the Company. Any agreement by the Company to vary the terms or provisions of the Policy shall be made in writing.

    3. The terms of the Scheme shall be as agreed upon              TERMS OF
between the Grantees and the Company. The Grantees shall notify     SCHEME
the Company of any intention to amend the Scheme and any such amendment shall affect the Policy only to the extent agreed upon by the Company. Relevant details of the Scheme shall be given to members but nothing contained in such details or any amendment thereof shall affect the Company's liability under the Policy.


     4. The Grantees shall supply the Company with all              PROVISION
particulars and information necessary to give effect to the         OF
provisions of the Policy. Such particulars shall include a          INFORMATION
statement to be given to the Company within one month (or such longer period as the Company may allow) of each Annual
Revision Date setting out such details of the membership of the Scheme as the Company may require.

     5. An employee shall be regarded as being in                   ELIGIBILITY
eligible employment and shall qualify for membership in             FOR
accordance with the conditions set out in the Second Schedule.      MEMBERSHIP

        The date on which an employee qualifies for membership as aforesaid is hereinafter called "the Normal
Inclusion Date".

        The Grantees shall notify the Company if at any time there is a change in the nature of the business conducted by any of the Employers. If in the opinion of the Company the work undertaken by any members becomes more hazardous as a result of the change the Company, notwithstanding the terms of Provision No. 21 reserves the right to make such amendments to the Policy as it considers to be appropriate.

P11(4)(1980)

                                        Phoenix Assurance Public Limited Company

     6. (A) The inclusion in the Policy of an employee          INCLUSION IN
for his Benefit Insured at the Normal Inclusion Date            POLICY AND
and for any increase in Benefit Insured thereafter              EVIDENCE OF
shall be subject to acceptance by the Company.  Acceptance      INSURABILITY
by the Company shall be subject to the production to the Company of such evidence (if any) of the employee's insurability as the Company may require in accordance with the terms notified to the Grantees from time to time by the Company. An employee may with the agreement of the Company be included in the Policy before or after the Normal Inclusion
Date subject to such additional evidence of insurability as the Company may require.

     (B) If the evidence of the employee's insurability is such that the Company decides that the Benefit Insured (or a part of the Benefit Insured) is acceptable only on special terms the employee will be included in the Policy for the Benefit
Insured (or that part of it to which special terms apply, as the case may be) on such terms and with effect from such date as shall be specified by the Company in a written notice to the Grantees. If after being notified of the special terms the Grantees give notice to the Company that the insurance of the Benefit Insured to which those terms apply is not required the said insurance will terminate when such notice is given by the Grantees or will never come into force if such notice is given before the effective date of the insurance. A premium in respect of a terminated insurance shall be payable of the amount required
(on the basis of the special terms) to cover the period during which that insurance has been in force.


     (C) If the inclusion in the Policy of an employee for his Benefit Insured (or a part of his Benefit Insured) is subject to evidence of his insurability and he suffers a Disabling Accident (as hereinafter defined) while such evidence is being obtained he shall be deemed to have been included in the Policy for the benefit to which this section (C) applies as though such evidence had not been required, provided that such benefit shall not become payable in respect of any Disablement other than one which results directly from the Disabling Accident and provided further that Disabling Accident cover will not apply

(i) if the Disabling Accident occurs more than 60 days after the date on which the employee would have been included in the Policy for the Benefit Insured or part of the Benefit Insured, as appropriate, if no evidence of his insurability had been required or

                                        Phoenix Assurance Public Limited Company


(ii)    to the insurance of any benefit in respect of the       INCLUSION IN
        employee at the Date of Commencement if he is absent    POLICY AND
        from the Employer's normal place of business on account EVIDENCE OF
        of ill-health or disablement on that date or the last   INSURABILITY
        working day before the Date of Commencement if the      (continued)
        Date of Commencement is not a normal working day or

(iii) to any increase in Benefit Insured if, on the basis of any evidence of the employee's insurability previously supplied to the Company the Grantees have been notified that the employee is not acceptable on normal terms or

(iv)    to any part of the Benefit Insured which exceeds Pound
        50,000 (or such other amount as the Company may from time to time determine).

No premium shall be payable in respect of the Disabling Accident cover unless a benefit becomes payable as a result of such cover, in which event the premium payable shall be calculated as though the employee had been accepted on normal terms at the beginning of that cover, but the option under Provision No. 15 shall not apply to such cover.
For the purposes of this section (C) "Disabling Accident" means an accident which causes bodily injury to the employee of such an extent as to prevent him from continuing to perform the occupation in which he was employed by the Employer immediately prior to such accident.

     7. Premiums shall be payable under the Policy in           PREMIUMS
accordance with the Fourth Schedule.

        Thirty days of grace are allowed for the payment of premiums and if any premium is not paid within that period or such longer period as the Company may allow the payment of premiums shall be deemed to have been discontinued and the terms of Provision No. 17 shall apply. In that event the Grantees shall not be entitled to resume the payment of premiums without the agreement of the Company.

     If any premiums are paid after the end of the days of grace the Company reserves the right to charge such additional amount in respect of the premiums as the Company considers to be appropriate having regard to the period from the due date to the date of payment.

     8.    (A) A benefit (hereinafter referred to as the        BENEFITS
"Benefit Insured") determined in accordance with the Third
Schedule

                                        Phoenix Assurance Public Limited Company


(Part I) shall be payable under the Policy in respect of any        BENEFITS
part of a member's Disablement that occurs after the end            (continued)
of the Waiting Period and before the Terminating Date.

     The Benefit Insured shall be payable by monthly instalments in arrears commencing one month after the end of the Waiting Period. The last monthly instalment shall be paid on the last monthly payment date preceding or coincident with the end of the Disablement or the Terminating Date, if earlier, with a final proportionate payment for any remaining period of less than one month.

     (B) (i) If the Disablement in respect of which a benefit is being paid under section (A) above ceases because the member engages in a gainful occupation (with the Employer or otherwise) the Company shall pay a reduced benefit in accordance with the Third Schedule (Part II) in respect of any continuous period immediately following the end of the Disablement and before the Terminating Date during which the member's earnings from such occupation(s) are, as a result of the ill-health or disablement which gave rise to the Disablement, below the level determined in accordance with the said Part II. The first monthly instalment of reduced benefit will be paid one month after the last monthly instalment of full benefit under section (A) above provided that if the member's engagement in the gainful occupation referred to above commences on a date other than the monthly payment date applicable to his benefits under section (A) above the first such instalment of reduced benefit shall be calculated on a proportionate basis by reference to the period from the end of the Disablement until the due date of payment of the first monthly instalment of reduced benefit.

     (ii) If a member's Disablement ceases during the Waiting Period because he engages in a gainful occupation or employment the Company will, at the Grantees' request, consider the payment of a benefit, similar to that described in subsection (i) above, in respect of any continuous period immediately following the end of the Waiting Period during which the member's earnings continue to be at a reduced level because of the illness or disablement which gave rise to the Disablement.

     (C) If within twelve months of the cessation of a benefit in respect of a member under section (A) or (B) above a further period of Disablement of at least one month commences as a result of a recurrence of the illness or disablement which gave rise to the previous Disablement a benefit will at the request of the Grantees be payable under section (A). The amount of the monthly benefit in respect of the further Disablement shall be determined from the


P11(6) (1986)

                                        Phoenix Assurance Public Limited Company



Third Schedule (Part I) as though the previous Disablement had      BENEFITS
never ceased. The first payment shall be made on the monthly        (continued)
payment date which is at least one month but less than two months after the resumption of the Disablement and where appropriate shall include a proportionate amount to cover any fraction of a month.

     (D) The Grantees shall notify the Company of any member who is absent from work on account of illness or disablement for a continuous period of 13 weeks or of 7 weeks if the Waiting Period is less than 6 months.

     The payment of any benefit under the Policy shall be subject to the production to the Company, free of expense to the Company, of such information and medical evidence as the Company may from time to time require; the amount of benefit shall be subject to any restriction required under Provision No.9.

     Any benefit in respect of a member who is outside the United Kingdom, the Channel Islands, the Isle of Man or the Republic of Ireland shall be payable for a maximum period of six months unless the member returns to and remains in the United Kingdom, the Channel Islands, the Isle of man or the republic of Ireland not later than the end of that period and provides such medical evidence as the Company may require.

     9. For the purposes of this Provision                          LIMITATION
        (a) "Maximum Aggregate Benefit" means three-                OF
             quarters of the member's Remuneration, less            BENEFITS
             52 times the weekly rate of the basic
             National Insurance Invalidity Pension for a single person in force when the member's benefit under the Policy commences

        (b) "Remuneration" means
             (i)  a member's Scheme Salary immediately
                  before the beginning of his Disablement or

            (ii)  his total earned income from all sources
                  (including in addition to salary or wages




P11(7) (1987)

                                        Phoenix Assurance Public Limited Company

                 any commission, bonuses, overtime,           LIMITATION
                 director's fees and any other such           OF
                 emoluments) in respect of the twelve         BENEFITS
                 months immediately before the beginning      (continued)
                 of the Disablement

         whichever is the greater provided that, in any case where evidence is produced which satisfies the Company that the amount so calculated does not adequately represent the level of the member's earnings before the Disablement, Remuneration shall be such larger amount as the Company considers to be appropriate.

     (c) "Other Benefits" means benefits expressed as a monthly rate payable to the member under any other scheme(s) including any retirement benefit scheme(s) or under any individual policy(ies) effected by the member to provide an income during his ill-health or disablement.

     The maximum monthly benefit payable under the Policy in respect of a member shall be one twelfth of the amount of his Maximum Aggregate Benefit less the total of any Other Benefits. In applying this Provision any amount by which the benefit in respect of a member is increased in accordance with the Third Schedule (Part I) after its commencement and any which is referred to as a Supplementary Benefit in that Schedule shall be excluded from the member's monthly benefit.

     The maximum monthly benefit in respect of a member shall be calculated for the purposes of this Provision at the date when the benefit commences to be payable under the Policy and at any subsequent date on which any Other Benefits commence or cease to be payable.

     The payment of a benefit under the Policy shall be subject to the Company being supplied with such information as it may require to calculate the maximum benefit. If the operation of this Provision causes a reduction in the benefit the amount of the reduction shall be applied towards the payment of premiums under the Policy.



P11(8)(1981)

                                        Phoenix Assurance Public Limited Company


     10. Any benefit payable under the Policy in respect of a       PAYMENT OF
member shall be paid to the Grantees to be applied in accordance    BENEFITS
with the Scheme; the Company shall not be bound to see to the application of any money so paid.

     11. The age of a member shall be proved to the satis-          EVIDENCE
faction of the Company when required by the Company and in any      OF AGE
case before the payment hereunder of any benefit in respect of the member. If the age of a member shall have been incorrectly stated the Company reserves the right to make such adjustment to the benefits and/or premiums in respect of him as it considers to be appropriate.

     12. A member shall cease to be included in the Policy          CESSATION OF
         (i)   on the Terminating Date or                           MEMBERSHIP
         (ii)  on ceasing to be in the Employer's service or
         (iii) on ceasing to be in eligible employment subject to Provision No. 14 or
         (iv) on commencing Maternity Leave subject to Provision No. 13 whichever occurs first. The Grantees shall notify the Company of the happening of any of the events referred to in sections (ii), (iii) and (iv) above.

     No benefit shall be payable under the Policy in respect of a member after he has ceased to be included in the Policy.

     13. A member (other than one to whom the next following        MATERNITY
paragraph applies) shall cease to be included in the
Policy at the commencement of her Maternity Leave                   LEAVE
but shall be included again on returning to work for the Employer at the end of that leave.

     At the request of the Grantees the member shall continue to be included in the Policy throughout her Maternity Leave subject to the special conditions applicable to her Waiting Period as set out in the definition of that expression in Provision No. 1. Any benefit that becomes payable in respect of such a member shall be based on her Scheme Salary immediately before the commencement of her Maternity Leave.

     Any request by the Grantees under this Provision shall be made to the Company at the commencement of the member's Maternity
Leave.


P11(9)(1981)

                                        Phoenix Assurance Public Limited Company


     14. Subject to the continued payment of any premiums         TEMPORARY
applicable to him, a member who was in eligible employment        ABSENCE
immediately before becoming absent shall continue to be included in the Policy

        (i)  during any period in which he is absent
             because of illness or disablement

       (ii) during any period in which he is temporarily absent for a reason other than illness or disablement: provided that a member's continued inclusion under this section
             (ii) for a period of absence of more than one month shall be subject to the agreement of the Grantees and the Company in each case and to such special terms and conditions as the Company may require, provided that a member's inclusion in the Policy shall in any event cease if section (i) or (ii) of Provision No. 12 applies or if it ceases in accordance with Provision No. 13.

     15. A member who ceases to be included in the Policy in      OPTION TO
accordance with Provision No. 12 or 17 shall have the option, to EFFECT POLICY be exercised within one month after such cessation and subject to the terms of this Provision, of effecting with the Company an individual permanent health insurance policy without supplying any evidence of his state of health. A member who in accordance with Provision No. 13 ceases to be included in the Policy because she is on Maternity Leave shall not be entitled to exercise the option under this Provision on such cessation. Any such member shall, for the purposes of this Provision, be regarded as ceasing to be included in the Policy at the end of her Maternity Leave if she does not then return to work for the Employer.
Under the individual policy

     (i) the maximum benefit shall be the Benefit
         Insured (or the Basic Benefit in any case where the Third Schedule makes provision for a Supplementary Benefit) for which the member was included in the Policy on normal terms immediately before the cessation of his cover under the Policy (or such maximum amount as



P11(10)(1980)

                                        Phoenix Assurance Public Limited Company


        is available under an individual policy                 OPTION TO
        whichever is the lesser) and                            EFFECT POLICY

 (ii)   the Waiting Period shall not be less than               (continued)
        that applicable to the member under the Policy and

 (iii) the rate of premium shall be according to the member's age and occupation when the option is exercised.

     Any individual policy shall be subject to the terms conditions and rates which apply to permanent health insurance policies then being issued to the general public.

     The option described in this Provision shall not apply to a member

     (a)    who is within five years of the Terminating Date or

     (b) who, on ceasing to be a member, becomes insured by the Company under another similar scheme of the Employer or of any company or firm associated with the Employer or

     (c) who is resident or is taking up residence outside the United Kingdom, the Channel Islands or the Isle of Man or

     (d) who on ceasing to be a member does not engage in another full-time occupation or takes up an occupation which is not acceptable to the Company for this type of insurance or

     (e) who leaves the Employer's service on being dismissed for fraud or misconduct or

     (f) who leaves the Employer's service or ceases to be in eligible employment because of or after a period of absence arising from intentional self-inflicted injury or any criminal act, intemperance or the taking of drugs (except as prescribed by a Registered Medical Practitioner).

     If a member, in respect of whom a benefit under the Policy is already in course of payment, ceases to be in the Employer's

                                        Phoenix Assurance Public Limited Company


service the terms of this Provision shall be modified in          OPTION TO
such manner as the Company considers to be appropriate.           EFFECT POLICY
The benefits under any policy effected by such a                  (continued)
member shall be payable direct to the member and shall be in lieu of any further benefits under the Policy.
Similar arrangements shall apply to a member who ceases to be in the Employer's service during the Waiting Period and in that case any policy effected by the member will provide benefits if his Disablement continues after the end of the Waiting Period.

     16. (A) The Policy and the terms and conditions              TERMS AND
thereof shall attach and take effect in all respects as if        CONDITIONS
they had been in full force and effect on and after the           OF POLICY
Date of Commencement and the rights and liabilities of the parties hereof shall be construed and take effect accordingly.

         (B) If the Grantees fail to observe and comply with any of the terms and conditions of the Policy the Company shall not be bound to accept any further premiums and in the event of a premium not being accepted the payment of premiums under the Policy shall be deemed to have been discontinued.

     17. (A) If the payment of premiums under the Policy          DISCONTINUANCE
is discontinued the insurances hereunder in respect of members    OF PREMIUMS
then included in the Policy shall thereupon cease provided that, in respect of any member whose Disablement commenced before and continues after the discontinuance, the terms of the Policy shall continue to apply until the end of such Disablement except as provided for in section (B) below. For the purposes of this Provision a member's Disablement shall include any period during which a reduced benefit is payable in accordance with Provision
No. 8(B).

         If the payment of premiums in respect of members employed by one or more (but not all) of the Employers is discontinued the foregoing terms of this section (A) shall apply (mutatis mutandis) to such members.

         (B) If the Employer of any members ceases to carry on business (by reason of liquidation or otherwise) other than in the course of reconstruction or amalgamation, such members shall thereupon cease to be included in the Policy. In any case where, on the Employer ceasing to carry on business as aforesaid, the Disablement of the member has already commenced the arrangements described in Provision No. 15 in respect of a member whose service with the Employer ceases after the commencement of benefit or during the Waiting Period shall apply.

                                        Phoenix Assurance Public Limited Company


     18. If any difference or dispute of any kind whatsoever       ARBITRATION
shall arise between the Grantees and the Company in respect of this Policy or in respect of any claim or of any matter or thing or any liability arising or alleged to have arisen hereunder or otherwise connected herewith directly or indirectly the same shall be referred to the decision of two
Arbitrators, one to be chosen by the Company and the other by the Grantees, with power to the said Arbitrators to appoint an Umpire.

     The costs of and connected with the Arbitration shall be in the discretion of the Arbitrators or Umpire, who shall also have the power to take evidence and compel production or exhibition of documents.

     The obtaining of an award in such an Arbitration shall be a condition precedent to any right of action against or any liability of the Company.

     l9. Notwithstanding anything to the contrary contained        AUGMENTATION
in the Policy and subject in each case to the consent of the Company and to the application of such special terms, conditions and restrictions as may be stipulated by the Company a member may be included in the Policy for a benefit greater than his Benefit Insured the amount of such benefit being as agreed in each case between the Company and the Grantees.

     20. (A) The construction validity and performance of          GOVERNING
this Policy shall be governed by English Law.                      LAW AND

     Any reference to or relating to money in the Policy shall     CURRENCY
be taken as referring to sterling and the premiums and benefits shall be calculated accordingly. Premiums and benefits shall be payable in sterling at the Company's Head Office.

         (B) The receipt of the Grantees (or of any person         RECEIPTS
to whom a benefit is paid direct in accordance with the provisions of the Policy) for any payment made by the Company under the Policy shall be a full and sufficient discharge to the Company in respect of that payment.



P11(13)(1980)

                                        Phoenix Assurance Public Limited Company


     21. The Company shall have the right at any Periodic           AMENDMENT
Review Date to amend the Policy by revising or adding               OF POLICY
to the Schedules thereto provided that an amendment may be made at any time

             (i) if there is a change in the basis used for calculating the benefits under the Policy or

            (ii)  if there is a change in the eligibility
                  conditions for inclusion in the Policy
                  or

           (iii) if an additional Employer is admitted to the Policy or

            (iv) if the number of members included in the Policy becomes less than 75 per cent. of the number of members included in the Policy on the last preceding Periodic
                  Review Date. (For this purpose the Date
                  of Commencement shall be regarded as a
                  Periodic Review Date.)



     P11(14b)FR(1980)

                                        Phoenix Assurance Public Limited Company


                               Policy No. G.9788
                                SECOND SCHEDULE


An employee shall for the purposes of the Policy be regarded as being in eligible employment if he is normally resident in the United Kingdom, the Channel Islands, the Isle of Man or the Republic of Ireland and is employed by the Employer as a full time permanent employee of the Employer.





An employee in eligible employment will qualify for membership on the first day during the currency of the Policy on which he satisfies the following age and service conditions:



                                     TABLE

                      Attained age                  Minimum length of continuous
                    At least Less than                 service with the Employer

           Males      16        60                               NIL
           Females    16        60                               NIL



P11(15)(1980)

                                        Phoenix Assurance Public Limited Company


                               Policy No. G.9788
                                 THIRD SCHEDULE
                                     PART I

The annual rate of Benefit Insured in respect of a member at any time shall be sixty per cent. of his Scheme Salary provided that in no case shall the Benefit Insured exceed

     (a) Pound 50,000 plus 40 per cent. of the amount by which the member's Scheme Salary exceeds Pound 75,000

     or

     (b) Pound 100,000

     or

     (c) such other maximum amount as is applicable at the time in accordance with the Company's then current standard terms and conditions and which has been notified to the Grantees in writing or

     (d) the amount for which the member has been accepted for inclusion in the Policy in accordance with Provision No.6.





P11(16a)(1987)

                                        Phoenix Assurance Public Limited Company


                               Policy No. G.9788
                                 THIRD SCHEDULE
                                     PART I

                                  (continued)


    Provisions affecting the calculation and payment of the Benefit Insured.


     1. Scheme Salary in respect of a member at any given date means his annual rate of basic salary or wages from the Employer at that date excluding any other earnings such as overtime, bonus or commission and, in the case of a director, excluding director's fees.

     The National Insurance Deduction at any time during a Policy Year is 52 times the weekly basic National Insurance Invalidity Pension for a single person at such time.

     In the event of a benefit becoming payable the Scheme Salary and National Insurance Deduction shall be the amounts in force immediately prior to the date on which the member's Disablement commences.

     2. The Benefit Insured shall be payable by level monthly instalments in accordance with Provision No. 8.

     The annual rate of Benefit Insured shall be increased on each anniversary of its commencement by 5 per cent. of the annual rate of such benefit in force immediately before that anniversary.

     3. The payment of a benefit shall be subject to any limitation required by Provision No. 9.




P11(16b)(1987)

                                        Phoenix Assurance Public Limited Company


                               Policy No. G.9788
                                 THIRD SCHEDULE
                                    PART II

(A) For the purposes of calculating the amount (if any) of reduced benefit under sub-section (B)(i) of Provision No. 8 a member's earnings after his return to work shall be adjusted to take account of changes in the Retail Prices Index since the commencement of the full benefit under section
      (A) of that Provision. A reduced benefit shall be payable if the annual rate of the member's adjusted earnings for any month is less than the amount of his Scheme Salary at the commencement of his Disablement.
      The annual rate of the adjusted earnings (hereinafter referred to as "AE") shall be calculated as follows:-

                AE = E X RPI (i)
                     -------------
                     RPI     (ii)

      where E is the annual rate of the member's earnings from the Employer and from any other source at the relevant date. "Relevant date" is the date of the member's return to work or a subsequent anniversary of the commencement of the full benefit or such other date at which the amount of reduced benefit is required to be calculated by the Company

      RPI (i) is the Retail Prices Index when the full benefit in respect of the member commenced

      RPI (ii) is the Retail Prices Index at the relevant date.
      The Retail Prices Index at any date shall be as published by the Department of Employment in respect of the month preceding that in which the date occurs. If there is a change in the nature of the Retail Prices Index or if it ceases to exist the Company shall adjust the member's earnings on such comparable basis as it considers to be appropriate.




P11(17) (1981)

                                        Phoenix Assurance Public Limited Company


                               Policy No. G.9788
                                 THIRD SCHEDULE
                                    PART II
                                  (continued)

(B) The amount of reduced benefit in respect of any month shall be calculated as follows subject to section (C) below.


                     Monthly reduced benefit = (1 - AE ) FB
                                                    --
                                                    SS

         where AE   is as defined in section (A) above

               SS is the member's Scheme Salary at the commencement of his Disablement

               FB is the full amount of the monthly benefit in respect of the member which would have been payable under the Policy for that month if the member's Disablement had continued and if the Benefit Insured in respect of him at the date of commencement of his Disablement had been increased by an amount equal to the National Insurance Deduction at that date provided that the benefit payable in respect of a member for any month in accordance with this section (B) shall in no event exceed the full amount of the monthly benefit in respect of him which would have been payable under the Policy for that month if his Disablement had continued.

(C)      (i)   The Grantees shall notify the Company of the annual rate of a member's earnings on his return to work and on each subsequent anniversary of the commencement of the member's full benefit and the monthly reduced benefit in the period up to the next anniversary shall be calculated accordingly: provided that the Company reserves the right to obtain details of earnings received by the member from the Employer or otherwise at any time and to make such adjustment to the level of the reduced benefits in the period up to the next anniversary as the Company considers necessary by reference to the amount of earnings actually received.

        (ii) If the annual rate of a member's earnings cannot be determined as aforesaid because of frequent fluctuations in the amount of earnings or for any other reason the arrangements set out above in this Schedule for the calculation of reduced benefits shall


     P11(18) NID(1986)

                                        Phoenix Assurance Public Limited Company


                               Policy No. G.9788
                                 THIRD SCHEDULE
                                    PART II
                                  (continued)

               be modified in such manner as the Company considers necessary with a view to arriving at an appropriate and equitable level of reduced benefit and to keeping the number of changes in the monthly amount of such benefit to a minimum.

     (iii) The payment of reduced benefits shall be subject to the Company being supplied from time to time with such evidence of the member's health and with such details of his earnings as it may require: details of the member's earnings shall, if the Company considers it necessary, include a declaration by the member of his earnings from all sources in the period for which the reduced benefit is payable.

The payment of reduced benefits will cease if it is not shown to the Company's satisfaction that the reduction in the member's earnings continues to be attributable to the ill-health or disablement which gave rise to the Disablement in respect of which the full benefit under Provision No. 8(A) was paid.


P11(19)(1980)

                                        Phoenix Assurance Public Limited Company

                               Policy No. G.9788
                                FOURTH SCHEDULE


(A) At each Annual Revision Date the annual premium in respect of the Policy Year commencing on that date shall be calculated by applying the premium rate referred to below in this section (A) to the total Scheme Salaries in respect of all members included in the Policy on that Annual Revision Date other than those in respect of whom benefits are in course of payment on such date in accordance with Provision No. 8. For these purposes the Date of Commencement shall be treated as an Annual Revision Date except in a case where section (B) below applies. The total annual premium in respect of any Policy Year shall be payable by equal quarterly instalments in advance the first instalment falling due at the beginning of that Policy Year.

          Premium rate per Pound 100 Scheme Salary: Pound 0.429


     The premium rate specified above shall be applicable until (but excluding) the Periodic Review Date in the year 1991. On each Periodic Review Date the Company shall determine the premium rate to apply during the ensuing period up to the next following Periodic Review Date subject always to Provision No. 21.

(B) If the period from the Date of Commencement to the next following Annual Revision Date is less than one year the premium payable in respect of that period shall be as determined by the Company having regard to the terms of section (A) above.

(C) At each Annual Revision Date there shall be an adjustment of premium in respect of changes in membership and Scheme Salary during the previous Policy Year (or since the Date of Commencement if that occurred less than one year before the said Annual Revision Date) and such adjustment shall be a payment by the Grantees to the Company or by the Company to the Grantees according to whether the total Scheme Salary has increased or decreased during such Policy Year (or since the Date of Commencement as the case may be). If during such Policy Year (or since the Date of Commencement as the case may be) a benefit either commenced or ceased to be payable in respect of a member in accordance with Provision No.8 an appropriate further adjustment shall be made so that a proportionate premium is payable in respect of any part of the relevant period during which the member was included in the Policy other than when a benefit was payable in respect of him under Provision No. 8.



Exd

                                        Phoenix Assurance Public Limited Company


                               Policy No. G.9788


Issued to : The Galileo Company Limited


                                MEMORANDUM NO.1


It is hereby declared that the Policy is amended in the following manner:


(A)  With effect from 26th May 1989

     (i) the premium rate of "0.499" in section (A) of the Fourth Schedule is deleted and replaced by "0.241".

     (ii) the year "1991" in section (A) of the Fourth Schedule is deleted and replaced by "1990".

(B)  With effect from 26th May 1990

     (i)   the following Provision is added to the First Schedule.

           "22. In addition to its rights to require medical examination, information or evidence in accordance with the terms of the other Provisions of the Policy the Company shall have the right under this Provision in relation to any person in eligible employment said to be or have been suffering from an illness or disablement, and at any time before and/or after paying or continuing to pay a benefit under the Policy in respect of such person, and as a pre-condition to any or any further payments on account of any past, present or future period of illness or disability suffered by such person, to require such person

           (i) to undergo any medical examination and/or tests including blood and saliva tests for infection by (including sero-positivity to) Human Immunodeficieny Virus (HIV), Acquired Immune Deficiency Syndrome (AIDS) or any similar or related condition or syndrome, and

           (ii) to sign the Company's standard consent form and any other consent and any form necessary for that purpose and necessary to enable the results of such examination and/or tests to be provided direct to the Company for use for the purposes of the Policy.

                                        Phoenix Assurance Public Limited Company


                               Policy No. G.9788


                          MEMORANDUM NO.1 (continued)


                    If any person has been or is at any time found by medical examination, testing or otherwise to be infected (which includes sero-positive to) any HIV or AIDS or other similar or related condition or syndrome then notwithstanding anything to the contrary contained in the Policy:

                    (a) such person shall not be included in the Policy (or,
                        where he has already been included in the Policy shall immediately cease to be so included)

                    (b) no benefit (or where a benefit has already been paid, no further benefit) shall be payable under the Policy in respect of such person

                    (c) the option described in the Provision 'Option to Effect
                        Policy' shall not be available to such person.

                    The terms of this amendment shall not apply to a member who on the effective date is in a period of Disablement until such time as the Disablement ceases."

     (ii) the premium rate of "0.241" in section (A) of the Fourth Schedule is deleted and replaced by "0.270".

     (iii) the year "1990" in section (A) of the Fourth Schedule is deleted and replaced by "1992".

(C) With effect from 9th May 1991 the first paragraph of the Second Sohedule is deleted and replaced by the following:

     "An employee shall for the purposes of the Policy be regarded as being in eligible employment if he is normally resident in the United Kingdom, the Channel Islands, the Isle of Man or the Republic of Ireland and is employed by the Employer as a permanent employee working at least 16 hours per week."


Dated this      12th            day of          July    1991



                                        R. Street
                                        ---------------------------------
                                        Authorised Signatory


Exd:[sig]

                                        Phoenix Assurance Public Limited Company


                               Policy No. G.9788


Issued to : The Galileo Company Limited


                                MEMORANDUM NO. 2


It is hereby declared that with effect from the commencement date the Policy is amended in the following manner:-

The first paragraph of Part 1 of the Third Schedule is deleted and replaced by the following:-

"The annual rate of Benefit Insured in respect of a member at any time shall be an amount equal to
(i) sixty per cent. of his Scheme Salary

less

(ii) the National Insurance Deduction
provided that in no case shall the Benefit Insured exceed"  ,


Dated this      16th    day of          June            1992



                                                  PW Briers
                                              ---------------------------------
                                                     Authorised Signatory


Exd: [sig]

                                        Phoenix Assurance Public Limited Company

    10. Any benefit payable under the Policy in respect of        PAYMENT OF
a member shall be paid to the Grantees to be applied in            BENEFITS
accordance with the Scheme; the Company shall not be bound to see to the application of any money so paid.

    11. The age of a member shall be proved to the satis-         EVIDENCE
faction of the Company when required by the Company and            OF AGE
in any case before the payment hereunder of any benefit in respect of the member. If the age of a member shall have been incorrectly stated the Company reserves the right to make such adjustment to the benefits and/or premiums in respect of him as it considers to be appropriate.

    12. A member shall cease to be included in the Policy         CESSATION OF

        (i)   on the Terminating Date or                           MEMBERSHIP

        (ii)  on ceasing to be in the Employer's service

              or

        (iii) on ceasing to be in eligible employment subject to Provision No. 14 or

        (iv)  on commencing Maternity Leave subject to Provision
              No. 13

whichever occurs first. The Grantees shall notify the Company of the happening of any of the events referred to in sections (ii), (iii) and (iv) above.
No benefit shall be payable under the Policy in respect of a member after he has ceased to be included in the Policy.

     13. A member (other than one to whom the next following       MATERNITY
paragraph applies) shall cease to be included in the Policy        LEAVE
at the commencement of her Maternity Leave but shall be included again on returning to work for the Employer at the end of that leave.

               At the request of the Grantees the member shall continue to be included in the Policy throughout her Maternity Leave subject to the special conditions applicable to her Waiting Period as set out in the definition of that expression in Provision No. 1. Any benefit that becomes payable in respect of such a member shall be based on her Scheme Salary immediately before the commencement of her Maternity Leave.

               Any request by the Grantees under this Provision shall be made to the Company at the commencement of the member's Maternity Leave.


Pll(9)(1981)

                                        Phoenix Assurance Public Limited Company


     14.    Subject to the continued payment of any premiums       TEMPORARY
applicable to him, a member who was in eligible employment         ABSENCE
immediately before becoming absent shall continue to be included in the Policy

             (i)   during any period in which he is absent
                   because of illness or disablement

             (ii) during any period in which he is temporarily absent for a reason other than illness or disablement: provided that a member's continued inclusion under this section (ii) for a period of absence of more than one month shall be subject to the agreement of the Grantees and the Company in each case and to such special terms and conditions as the Company may require, provided that a member's inclusion in the Policy shall in any event cease if section (i) or (ii) of Provision No. 12 applies or if it ceases in accordance with Provision No. 13.

     15.    A member who ceases to be included in the Policy in    OPTION TO
accordance with Provision No. 12 or 17 shall have the option, to   EFFECT POLICY
be exercised within one month after such cessation and subject to the terms of this Provision, of effecting with the Company an individual permanent health insurance policy without supplying any evidence of his state of health. A member who in accordance with Provision No. 13 ceases to be included in the Policy because she is on Maternity Leave shall not be entitled to exercise the option under this Provision on such cessation. Any such member shall, for the purposes of this Provision, be regarded as ceasing to be included in the Policy at the end of her Maternity Leave if she does not then return to work for the Employer.
Under the individual policy

                     (i) the maximum benefit shall be the Benefit
                         Insured (or the Basic Benefit in any case where the Third Schedule makes provision for a Supplementary Benefit) for which the member was included in the Policy on normal terms immediately before the cessation of his cover under the Policy (or such maximum amount as


 P11(10)(1980)

                                        Phoenix Assurance Public Limited Company


               is available under an individual policy             OPTION TO
               whichever is the lesser) and                        EFFECT POLICY

        (ii)   the Waiting Period shall not be less than           (continued)
               that applicable to the member under the Policy and

        (iii) the rate of premium shall be according to the member's age and occupation when the option is exercised.

        Any individual policy shall be subject to the terms conditions and rates which apply to permanent health insurance policies then being issued to the general public.

        The option described in this Provision shall not apply to a member

        (a)   who is within five years of the Terminating Date or

        (b) who, on ceasing to be a member, becomes insured by the Company under another similar scheme of the Employer or of any company or firm associated with the Employer or

        (c) who is resident or is taking up residence outside the United Kingdom, the Channel Islands or the Isle of Man or

        (d) who on ceasing to be a member does not engage in another full-time occupation or takes up an occupation which is not acceptable to the Company for this type of insurance or

        (e) who leaves the Employer's service on being dismissed for fraud or misconduct or

        (f) who leaves the Employer's service or ceases to be in eligible employment because of or after a period of absence arising from intentional self-inflicted injury or any criminal act, intemperance or the taking of drugs (except as prescribed by a Registered Medical Practitioner).

     If a member, in respect of whom a benefit under the Policy is already in course of payment, ceases to be in the Employer's


P11(11)(1980)

                                        Phoenix Assurance Public Limited Company

service the terms of this Provision shall be modified in        OPTION TO
such manner as the Company considers to be appropriate.         EFFECT POLICY
The benefits under any policy effected by such a                (continued)
member shall be payable direct to the member and shall be in lieu of any further benefits under the Policy. Similar arrangements shall apply to a member who ceases to be in the Employer's service during the Waiting Period and in that case any policy effected by the member will provide benefits if his Disablement continues after the end of the Waiting Period.

     16.   (A)   The Policy and the terms and conditions        TERMS AND
thereof shall attach and take effect in all respects            CONDITIONS
as if they had been in full force and effect on and after       OF POLICY
the Date of Commencement and the rights and liabilities of the parties hereof shall be construed and take effect accordingly.

           (B) If the Grantees fail to observe and comply with any of the terms and conditions of the Policy the Company shall not be bound to accept any further premiums and in the event of a premium not being accepted the payment of premiums under the Policy shall be deemed to have been discontinued.

     17.   (A) If the payment of premiums under the Policy      DISCONTINUANCE
is discontinued the insurances hereunder in respect of          OF PREMIUMS
members then included in the Policy shall thereupon cease provided that, in respect of any member whose Disablement commenced before and continues after the discontinuance, the terms of the Policy shall continue to apply until the end of such Disablement except as provided for in section (B) below. For the purposes of this Provision a member's Disablement shall include any period during which a reduced benefit is payable in accordance with Provision
No. 8(B).

           If the payment of premiums in respect of members employed by one or more (but not all) of the Employers is discontinued the foregoing terms of this section (A) shall apply
(mutatis mutandis) to such members.

           (B) If the Employer of any members ceases to carry on business (by reason of liquidation or otherwise) other than in the course of reconstruction or amalgamation, such members shall thereupon cease to be included in the Policy. In any case where, on the Employer ceasing to carry on business as aforesaid, the Disablement of the member has already commenced the arrangements described in Provision No. 15 in respect of a member whose service with the Employer ceases after the commencement of benefit or during the Waiting Period shall apply.


P11(12)(1980)